Investor Presentation - August 2008

August 2008
2

 Safe Harbor Statement
 Certain statements contained in this presentation are “forward-looking statements” within the meaning of the
 Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-
 looking statements include information concerning our future results, interest rates, loan and deposit growth, operations, new branch openings and business strategy. These statements often included words such as “may,”
 “will,” “believe,” “expect,” “anticipate,” “predict,” “intend,” “plan,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements.
 These factors include but are not limited to: the timing of regulatory approvals or consents for new branches or other contemplated actions; the availability of suitable and desirable locations for additional branches, the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, general economic conditions, competition, as well as and the risks and uncertainties discussed in the Company's annual report on Form 10-K for the year ended December 31, 2007 which was filed with the SEC on March 6, 2008, and the uncertainties set forth from time to time in the Company’s other periodic reports, filings and public statements. You should keep in mind that any forward-looking statements made speak only as of the date on which they were made. New risks and uncertainties come up from time to time, and it is impossible for us to predict these events or how they may affect
 us. We do not intend to, update or revise any forward-looking statements after the date on which they are made. In light of all of the foregoing risks and uncertainties, you should keep in mind that any forward-looking statement made in this release may not reflect actual results.

August 2008

August 2008

Summary - United Western Bancorp, Inc.
☐ NASDAQ: UWBK
☐ $2.2 Billion Assets
☐ 7.2 Million Shares Outstanding
☐ $13.00 per share*
☐ $93.9 Million Market Capitalization*
☐ Dividend Yield 1.85%*
☐ Holding company for two primary subsidiaries:
 ■ United Western Bank® - Denver, CO
 ■ Sterling Trust Company - Waco, TX
*As of August 7, 2008

August 2008
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Who we are
☐ United Western Bank®
 ■ One of three publicly traded banks headquartered in the State
 ■ Largest federal savings bank in Colorado - $2.2 billion in assets
 ■ Traditional community bank - target businesses first, consumers second
☐ Sterling Trust Company
 ■ Nondiscretionary trust company regulated by Texas Department of
 Banking
 ■ Primarily custodian for self-directed IRAs and other qualified plan assets
 ■ Second largest trust company of its kind in the U.S.

August 2008
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United Western Bank® - Strategy
☐ Established community bank business plan in 2006
☐ Redirected legacy company into community banking
☐ Create new independent bank brand
☐ Capitalize on dynamic Colorado banking environment and growing economy
☐ Recruit veteran bankers disenfranchised by banking consolidation
☐ Build exceptional “local” banking branches - regional banking model
☐ Combine “private banking feel” with top technology to differentiate from our competition

August 2008
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United Western Bank® -
our new “independent” brand
☐ UWB name launched in 2006
☐ “United” and “Western”
 ■ Two recognizable Colorado
 community bank names
 ■ Consolidated
☐ Branding in population center
 ■  82% of Colorado population in
 Front Range
 ■ 75 miles north and 75 miles
 south of Denver
☐ New $2 billion community bank
 brand in a vibrant economy and
 banking market = growth
 potential

August 2008
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Colorado Economy    Colorado Bank Market
☐ Colorado growth metrics
 ■ Population growth continues at a steady
 2%, ranking 8th overall in the nation
 (December 2007) 1
 ■ Job growth - 27,300 new jobs in June
 20082
 ■ Median home price $216,3373
 ■ SFR foreclosures overstated!
☐ National rankings
 ■ Ranked 5th in CNBC’s America’s Top
 States for Business - 20084
 ■ 10th fastest increase in personal income5
 ■ Ranked 8th for population growth 2000-
 20056
 ■ Ranked 5th in attracting and creating new
 companies (2006) 6
☐ Colorado was the last state in the U.S. to
 allow branch banking - 1991
☐ Super-regionals polarize Colorado bank
 market
 ■ 62% deposit market share in the
 Front Range from 0% in 10 years
☐ Dominant community banks disappear -
 bankers remain
☐ Bankers and bank customers want
 alternatives to super-regionals, few other
 choices
☐ Current economic environment - fewer
 banks active in the market
1 Source: Colorado Division of Local Government, Demography Office
2 Source: Colorado Department of Labor & Employment, July 2008
3 Source: HomeInsight, Denver, CO
4 Source: CNBC, July 2008
5 Source: Rocky Mountain News (March 26, 2008)
6 Source: Colorado Business Outlook 2007, University of Colorado - Leeds School of Business

August 2008

Colorado’s Front Range1
☐ 2nd largest megapolitan area in the Intermountain West
☐ Average labor productivity 8% higher than national average in 2005
☐ Higher than average wages
 ■ $46,439 in Denver-Aurora MSA2
☐ Lowest proportion of residents without a high school diploma
 ■ Lower than average poverty levels
☐ Significant investment in multi-market transit system
☐ Projected growth of nearly 70% - to 6.3 million residents by 2040
1“A Profile of Colorado’s Front Range,” Metropolitan Policy Program at Brookings, July 2008
2“Per-capita personal income up in Denver,” Denver Business Journal, August 7, 2008

August 2008
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United Western Bank® -
Recruit the best bankers
☐ Bankers looking for new “local” opportunity
☐ Align interests
 ■ Make them owners, uncapped incentive plans, pay for performance
☐ Regional presidents - local banking teams, average 20 years in market
☐ Hired more than 160 “hand-picked” people through 2007
 ■ Sales, operations, credit and risk
 ■ Pre-hired for branch network now under construction
☐ Geographic market leadership model
 ■ High growth markets
 ■ Entrenched in the community
 ■ Local decision making
☐ Local advisory boards of directors targeting business relationships and consumer banking
☐ Build physical offices with regional leadership input

August 2008
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United Western Bank® -
Growing branch network
☐ “Best” locations - pay premium for location, breakeven target of 14 months
☐ Smaller distribution network - 12, not 100
☐ High visibility, branding opportunity
☐ Consistent construction theme - regional banking office, not “branch”
☐ Six locations open including five full service locations and a loan production office
☐ Multiple locations in development including two expected to come online in late 2008 - early 2009
☐ More to come

August 2008

Downtown Tower
Denver Technological Center
Longmont
South Denver
Fort Collins
Growing branch network

August 2008

United Western Bank® -
Differentiation
☐ Private banking “feel” coupled with technology
☐ High touch - regional leadership runs markets, makes local decisions
☐ Invest in local communities - banker and board leadership
 entrenched
☐ Product & service offerings expanding
 ■ Metavante® core processor
 ■ Remote deposit capture
 ■ Sweep accounts
 ■ Online banking
☐ Entrepreneurial spirit + local autonomy + new technology +
 independent culture = United Western Bank

August 2008

Sterling Trust Company -
Core deposits
☐ Custodian, not asset manager
☐ Primarily self-directed IRAs, non-typical assets (real estate, precious metals, etc.)
☐ Approximately 65,000 accounts - 12.21% CAGR since December 31,
 2002
☐ $4.9 billion under custody - 17.10% CAGR since
 December 31, 2002
☐ Accounts maintain liquidity - cash consolidated into United Western Bank
☐ $375 million of deposits at United Western Bank at June 30, 2008
☐ Core to business plan for the foreseeable future
 ■ Opportunity to sell into bank customer base and vice versa

August 2008

Capital and Financial Strategy
☐ Change mix/shift balance sheet
 ■ Wholesale to community banking
☐ Called expensive trust preferred securities ($30 million
 at 9.81%)
☐ Repurchased 474,100 shares
☐ Initiated payment of quarterly dividend of $0.06 per share
☐ Divested non-core assets (2006)
☐ De-leverage wholesale assets on balance sheet over time
☐ UWBK leverage ratio 4.76% at June 30, 2008
☐ Bank’s core capital ratio 7.24% and total risk-based ratio 11.62% at
 June 30, 2008

August 2008

*
Balance Sheet Transition:
Runoff Wholesale Assets

August 2008

Net Interest Margin

August 2008

Second Quarter Results

August 2008

Second Quarter Results - six months

August 2008

Q4-2007 to Q2-2008:
Community Bank Loans Grow 32% - from $706 million to $934 million
Deposits Increased 3.4% - from $1.38 billion to $1.43 billion
Loan Portfolio &
Deposits in Transition

August 2008

Loan Portfolio
☐ We provide vertical construction financing for local-based residential and commercial real estate developers.
☐ Our construction loans generally do not exceed 18 months in tenure, with the exception of some mountain communities requiring longer building cycles.
☐ We generally do not provide long-term permanent financing greater than five years on real estate.
☐ We do business with people we know, who stand behind their projects personally (recourse
 90%+)

August 2008

Deposit Composition

August 2008

Characteristics of SFR Portfolio
☐ Over 6.9 years seasoned
☐ Average loan size $144,000
☐ Rigorously underwritten when acquired
☐ Geographically diverse
☐ Average FICO scores over 700 when originated
☐ Reasonable loan-to-values and debt-to-income ratios
☐ Estimate current loan-to-value to be in the 60% range
☐ Not active in the subprime market and no intention of future involvement
☐ Improving credit quality with nonperforming loans generally decreasing over the past five quarters (Dollars in thousands):
 ■ Q2/2007 - $9,498
 ■ Q3/2007 - $8,993
 ■ Q4/2007 - $7,873
 ■ Q1/2008 - $6,963
 ■ Q2/2008 - $7,701

August 2008

Investment Portfolios
☐ $552 million of Mortgage Backed Securities
☐ At June 30, 2008, based on the lowest rating assigned:
 ■ 96% agency securities A rated or above
 ■ Of which 86% are AAA and AA rated
 ■ 4% under A have at least one investment-grade rating
 ■ 89% A collateral and 11% Alt-A collateral

August 2008

Allowance for Credit Losses

August 2008

UWBK shareholders experienced a 1.33% growth in total share price since November 1, 2005 - from $12.83 on
November 1, 2005 to $13.00 at August 7, 2008, compared to losses on the SNL Thrift Index of (43.34%) and the
KBW Bank Index of (33.32%).
Stock Performance

August 2008

UWBK shareholders experienced a positive 3.10% total return since November 1, 2005 compared to losses on
 GBNK of (38.20%) and COBZ of (54.16%).
UWBK Total Return
vs. Colorado Peers

August 2008

UWBK - results say it all!

August 2008

A Promising Future - Growing Value
 ■ Experienced management
 ■ Well-established infrastructure
 ■ Strong employee base
 ■ Attractive demographics
 ■ Vibrant marketplace
 ■ Solid relationship with regulators
 ■ Compelling business model
 ■ Proven execution to date

August 2008
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